(24) Powers of Attorney

                               POWER OF ATTORNEY

            WITH RESPECT TO THE GLENBROOK LIFE AND ANNUITY COMPANY
                   SINGLE PREMIUM DEFERRED ANNUITY CONTRACT



     Know all men by these presents that Louis G. Lower, II, whose signature appears below, constitutes and appoints Michael J. Velotta, his attorney-in-fact, with power of substitution, and his in any and all capacities, to sign any Form S-1 registration statements and amendments thereto for the Glenbrook Life and Annuity Company Single Premium Deferred Annuity Contract and to file the same, with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, hereby ratifying and confirming all that said attorney-in-fact, or his substitute or substitutes, may do or cause to be done by virtue hereof.



                                       June 3, 1996
                                       ------------
                                       Date


                                       /s/LOUIS G. LOWER, II
                                       ---------------------
                                       Louis G. Lower, II
                                       Chairman of the Board of Directors
                                       and Chief Executive Officer

                               POWER OF ATTORNEY

             WITH RESPECT TO THE GLENBROOK LIFE AND ANNUITY COMPANY
                    SINGLE PREMIUM DEFERRED ANNUITY CONTRACT



     Know all men by these presents that Michael J. Velotta, whose signature appears below, constitutes and appoints Louis G. Lower, II, his attorney-in-fact, with power of substitution, and his in any and all capacities, to sign any Form S-1 registration statements and amendments thereto for the Glenbrook Life and Annuity Company Single Premium Deferred Annuity Contract and to file the same, with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, hereby ratifying and confirming all that said attorney-in-fact, or his substitute or substitutes, may do or cause to be done by virtue hereof.



                                       June 4, 1996
                                       ------------
                                       Date


                                       /s/MICHAEL J. VELOTTA
                                       ---------------------
                                       Michael J. Velotta
                                       Vice President, Secretary,
                                       General Counsel and Director

                               POWER OF ATTORNEY

            WITH RESPECT TO THE GLENBROOK LIFE AND ANNUITY COMPANY
                   SINGLE PREMIUM DEFERRED ANNUITY  CONTRACT



     Know all men by these presents that Marla G. Friedman, whose signature appears below, constitutes and appoints Louis G. Lower, II, and Michael J. Velotta, and each of them, her attorneys-in-fact, with power of substitution, and her in any and all capacities, to sign any Form S-1 registration statements and amendments thereto for the Glenbrook Life and Annuity Company Single Premium Deferred Annuity Contract and to file the same, with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, hereby ratifying and confirming all that each of said attorneys-in-fact, or her substitute or substitutes, may do or cause to be done by virtue hereof.



                                       June 17, 1996
                                       -------------
                                       Date


                                       /s/MARLA G. FRIEDMAN
                                       --------------------
                                       Marla G. Friedman
                                       President, Chief Operating Officer
                                       and Director

                               POWER OF ATTORNEY

            WITH RESPECT TO THE GLENBROOK LIFE AND ANNUITY COMPANY
                   SINGLE PREMIUM DEFERRED ANNUITY CONTRACT



     Know all men by these presents that Peter H. Heckman, whose signature appears below, constitutes and appoints Louis G. Lower, II, and Michael J. Velotta, and each of them, his attorneys-in-fact, with power of substitution, and his in any and all capacities, to sign any Form S-1 registration statements and amendments thereto for the Glenbrook Life and Annuity Company Single Premium Deferred Annuity Contract and to file the same, with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, hereby ratifying and confirming all that each of said attorneys-in-fact, or his substitute or substitutes, may do or cause to be done by virtue hereof.



                                       June 3, 1996
                                       ------------
                                       Date


                                       /s/PETER H. HECKMAN
                                       -------------------
                                       Peter H. Heckman
                                       Vice President and Director

                               POWER OF ATTORNEY

            WITH RESPECT TO THE GLENBROOK LIFE AND ANNUITY COMPANY
                   SINGLE PREMIUM DEFERRED ANNUITY  CONTRACT



          Know all men by these presents that G. Craig Whitehead, whose signature appears below, constitutes and appoints Louis G. Lower, II, and Michael J. Velotta, and each of them, his attorneys-in-fact, with power of substitution, and his in any and all capacities, to sign any Form S-1 registration statements and amendments thereto for the Glenbrook Life and Annuity Company Single Premium Deferred Annuity Contract and to file the same, with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, hereby ratifying and confirming all that each of said attorneys-in-fact, or his substitute or substitutes, may do or cause to be done by virtue hereof.



                                       June 5, 1996
                                       -------------
                                       Date


                                       /s/G. CRAIG WHITEHEAD
                                       ---------------------
                                       G. Craig Whitehead
                                       Assistant Vice President and
                                       Director

                               POWER OF ATTORNEY

            WITH RESPECT TO THE GLENBROOK LIFE AND ANNUITY COMPANY
                   SINGLE PREMIUM DEFERRED ANNUITY  CONTRACT



          Know all men by these presents that James P. Zils, whose signature appears below, constitutes and appoints Louis G. Lower, II, and Michael J. Velotta, and each of them, his attorneys-in-fact, with power of substitution, and his in any and all capacities, to sign any Form S-1 registration statements and amendments thereto for the Glenbrook Life and Annuity Company Single Premium Deferred Annuity Contract and to file the same, with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, hereby ratifying and confirming all that each of said attorneys-in-fact, or his substitute or substitutes, may do or cause to be done by virtue hereof.



                                       June 3, 1996
                                       ------------
                                       Date


                                       /s/JAMES P. ZILS
                                       ----------------
                                       James P. Zils
                                       Treasurer

                               POWER OF ATTORNEY

            WITH RESPECT TO THE GLENBROOK LIFE AND ANNUITY COMPANY
                   SINGLE PREMIUM DEFERRED ANNUITY CONTRACT



          Know all men by these presents that Casey J. Sylla, whose signature appears below, constitutes and appoints Louis G. Lower, II, and Michael J. Velotta, and each of them, his attorneys-in-fact, with power of substitution, and his in any and all capacities, to sign any Form S-1 registration statements and amendments thereto for the Glenbrook Life and Annuity Company Single Premium Deferred Annuity Contract and to file the same, with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, hereby ratifying and confirming all that each of said attorneys-in-fact, or his substitute or substitutes, may do or cause to be done by virtue hereof.



                                       June 17, 1996
                                       -------------
                                       Date


                                       /s/CASEY J. SYLLA
                                       ------------------
                                       Casey J. Sylla
                                       Chief Investment Officer

                               POWER OF ATTORNEY

            WITH RESPECT TO THE GLENBROOK LIFE AND ANNUITY COMPANY
                   SINGLE PREMIUM DEFERRED ANNUITY CONTRACT



          Know all men by these presents that Barry S. Paul, whose signature appears below, constitutes and appoints Louis G. Lower, II, and Michael J. Velotta, and each of them, his attorneys-in-fact, with power of substitution, and his in any and all capacities, to sign any Form S-1 registration statements and amendments thereto for the Glenbrook Life and Annuity Company Single Premium Deferred Annuity Contract and to file the same, with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, hereby ratifying and confirming all that each of said attorneys-in-fact, or his substitute or substitutes, may do or cause to be done by virtue hereof.



                                       June 3, 1996
                                       ------------
                                       Date


                                       /s/BARRY S. PAUL
                                       ----------------
                                       Barry S. Paul
                                       Assistant Vice President and
                                       Controller